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                                                                   Exhibit 99.3


By his execution hereof, the undersigned hereby consents to being named as a director of Forrester Research, Inc. in the Registration Statement on Form S-1 as set forth therein.


Date:  9/19/96                           Signature: /s/ Christopher W. Mines
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                                                   Christopher W. Mines